UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 4, 2011 (April 28, 2011)

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Universal American Spin Corp.

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 28, 2011, the Company adopted (i) an Amended and Restated Certificate of Incorporation and changed its name from “Universal American Spin Corp.” to “Universal American Corp.”, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein and (ii) a Certificate of Designation setting forth the rights, privileges, preferences and restrictions of the Series A Mandatorily Redeemable Preferred Shares, par value $0.01 per share, of the Company, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Effective April 28, 2011, the Company adopted Amended and Restated By-Laws, which are attached hereto as Exhibit 3.2 and incorporated by reference herein.

A description of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws is set forth in the Company’s Proxy Statement/Prospectus included in Amendment No. 1 to Registration Statement on Form S-4 filed on March 31, 2011.

Item 9.01.              Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

4.1	Certificate of Designation of the Series A Mandatorily Redeemable Preferred Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2011

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

4.1	Certificate of Designation of the Series A Mandatorily Redeemable Preferred Shares